Analyst Meeting 2008 September 18, 2008 Exhibit 99.1

Opening Remarks and Management Introductions Al White Vice President, Investor Relations and Treasurer

3 The Cooper Companies Analyst Meeting 2008
Agenda
7:30 am Registration
8:30 am Welcome and Introductions Al White
8:35 am Strategic Overview Bob Weiss
9:15 am CVI Business Unit John Weber
CVI Commercial Update Jeff McLean
CVI Manufacturing Fernando Torre
CVI R&D Arthur Back
10:15 am Break
10:30 am CSI Business Unit Nick Pichotta
11:00 am Finance Review and Outlook Gene Midlock
11:15 am Summary Bob Weiss
Question and Answer Session

4 The Cooper Companies Analyst Meeting 2008
Forward Looking Statements
This presentation contains forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995, including projections of Cooper’s results.
To identify these statements look for words like "targets,” "expects," “seeks,"
"intends," "plans," "estimates" or "anticipates" and similar words or phrases.
Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.
Actual results could differ materially from the projections made in this presentation.
Additional information concerning factors that could cause material differences can be found in Cooper’s periodic filings with the Securities and Exchange
Commission. They are available publicly and on request from Cooper’s investor relations department.

Strategic Overview Bob Weiss President & Chief Executive Officer

6 The Cooper Companies Analyst Meeting 2008
One Year in the Saddle
Year 1 Accomplishments:
Concluded integration and restructuring
Addressed new product capacity constraints
Launched key new product -- Avaira
Strengthened management team
Completed capital expansion program

7 The Cooper Companies Analyst Meeting 2008
3-5 Year Plan
Driving Revenue
Recession resistant
Market share gains
• Geographic expansion
• Rollout of best in class products in each modality
• PC 1 Day – Single use 34% WW market
• Avaira – 2 week 39% WW market
• Biofinity – Monthly and beyond 27% of WW market
• Materials
• Third generation SiH 30% WW market
• ProClear family – Best-in-class conventional hydrogels 70% WW market
• New Product Rollouts
• Biofinity (SiH) monthly toric Calendar 1Q09
• PC 1 Day – Japan Fiscal 1H09
• Avaira (SiH) 2 week toric Calendar 4Q09
• SiH Multifocal Fiscal 2010
3-5 Year Target – 1.5x Market

8 The Cooper Companies Analyst Meeting 2008
3-5 Year Plan
Driving Gross Margin
Leverage manufacturing platform
• Conversion onto GenII completed
• Leverage Biofinity production lines into Specialty Lenses
and Avaira
• Improve GenII footprint and efficiency
Leverage material platform
• SiH materials to Specialty Lenses
• Significant cost reductions in using PC material
• Significant cost reductions in using SiH materials
3-5 Year Target – Low 60s

9 The Cooper Companies Analyst Meeting 2008
3-5 Year Plan
Leveraging Operating Expense
SG&A
• Sales & Marketing growing with revenues to support product launches
• Distribution consolidation completed
• General & Administrative leverage
R&D
• Grow with revenues
3-5 Year Target -
• Grow OpEx at 70-90% of Revenue growth rate
• Leverage OpEx from mid-40’s to low 40’s as a % of
Revenue

10 The Cooper Companies Analyst Meeting 2008 3-5 Year Plan Driving Earnings Growth Maintain low effective tax rate Reduce interest expense 3-5 Year Target – Exceed 15% EPS growth

11 The Cooper Companies Analyst Meeting 2008
3-5 Year Plan
Generating Solid Cash Flow
Lower CapEx requirements
• FY2009:  $125-140M
• FY2010 onward:  sub-$125M
Improve inventory months-on-hand (MOH)
• Distribution consolidation completed
• New systems (Logility)
3-5 Year Target -
• $1B+ of Operating Cash Flow ’09-12
• Over 50% will be Free Cash Flow

12 The Cooper Companies Analyst Meeting 2008 3-5 Year Plan Deleveraging Balance Sheet Lower MoH Lower CapEx Strong FCF 3-5 Year Target – • Debt/Cap under 30% • FD/EBITDA under 3x

13 The Cooper Companies Analyst Meeting 2008
5 Key Takeaways for Today
Depth of management team
Well positioned to leverage growth
Market leading product lines
Integration completed
Driving efficiencies

CooperVision Business Unit John Weber President

15 The Cooper Companies Analyst Meeting 2008
CooperVision – Overview
Global manufacturer of contact lenses
Approx. 7,000 employees in more than 54 countries
YTD 2008 growth has outpaced the market
Since 2005:
Reduced and strategically focused distribution centers
Expanded product portfolio and introduced two world class silicone spheres
Leveraged manufacturing technology around the world
Increased R&D investment to 1.7x 2005 levels
Product mix: 42% Specialty, 39% Spherical, 19% Single Use
Geographic mix: 44% Americas, 39% Europe, 17% Asia-Pacific

CooperVision’s Global Segments
EMEA
Asia-Pac
16
Americas
% of CVI Sales:            44%
Market Position:           #2
Led By:                         J. McLean
Strategic Focus:           Share Growth
% of CVI Sales:           17%
Market Position:           #4
Led By:                         Dr. J.C. Aragon
Strategic Focus:           Investment
% of CVI Sales:           39%
Market Position:           #2
Led By:                         A. Sedgwick
Strategic Focus:           Expansion Growth

17 The Cooper Companies Analyst Meeting 2008
CooperVision’s Goals
CooperVision targets growing revenue 1.5X the contact
lens market and leveraging our expenses to drive bottom
line profitability and free cash flow
Targeted Strategy Components:
Best in class products competing in all major modalities and materials
Flexible market strategy offering a clear alternative to the market leader
Expanding presence in the Asia Pacific region
Operational excellence supporting flexibility in an efficient manner

18 The Cooper Companies Analyst Meeting 2008
The CooperVision Management Team
CooperVision has assembled a strong management team,
capable of delivering improved bottom line financial results through revenue growth and leveraging expenses
The team has the skills, experience, and expertise in all key functions required to successfully lead and manage a
contact lens company
Three key members of the executive management team
presenting today

19 The Cooper Companies Analyst Meeting 2008
Jeff McLean
Executive Vice-President, Commercial Strategy
Promoted in April 2008 from CooperVision’s President of
the Americas
Responsibilities include:
Developing and coordinating commercial strategy
Company positioning
Product positioning
Interacting with R&D to determine and monitor product development strategy
Background includes several successful management sales
& marketing positions over 27 years within the contact lens
industry

20 The Cooper Companies Analyst Meeting 2008
Fernando Torre
Vice-President, Manufacturing
Responsibilities include
Improving and maintaining high standard of lens quality
Manufacturing scale up of silicone hydrogel capacity
Continuously driving down COGS
Background includes progressive engineering and
manufacturing management positions
Over seven years experience leading high-volume contact lens manufacturing plants at CooperVision
Began career as an R&D engineer and project manager, which
allowed leveraging our technology transfer process – positive results demonstrated in Avaira and silicone hydrogel toric capacity expansions

21 The Cooper Companies Analyst Meeting 2008
Dr. Arthur Back
Vice-President, Research and Development
Responsibilities include
Developing CVI’s family of silicone hydrogel products, including currently transferring silicone hydrogel torics to manufacturing plants
Continuously improving product performance
Developing and executing product pipeline
Background includes a successful career in contact lens
optics and materials research
PhD with 24 years experience of contact lens research and
development
Successfully managed the Avaira technology transfer to our
manufacturing plants

CooperVision Commercial Update Jeff McLean Executive Vice President, Commercial Strategy

23 The Cooper Companies Analyst Meeting 2008 To Enhance Each and Every Contact Lens Experience Our Vision

24 The Cooper Companies Analyst Meeting 2008
We market contact lenses that
enhance the experience of eye
care providers and wearers alike
through the application of
technology, expertise and
service.  We listen to our
customers and respond to their
diverse needs.
Our Mission

Market Trends

U.S. Silicone as a % of Total Market
1999
2000
2001
2002
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

26 The Cooper Companies Analyst Meeting 2008
U.S. Silicone as a % of Total Market Since Intro on TP Basis
43.5%
46.3%
0.1%
2.1%
0.7%
0.5%
40.7%
38.2%
37.0%
35.6%
30.2%
27.3%
25.9%
23.1%
18.0%
14.4%
11.3% 11.6%
9.1%
3.8%
3.4%
3.2%
2.5%
44.1%
41.6%
46.9%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Continuous Wear
Two Week Intro
Source: Independent Market Research Data/Management Estimates

27 The Cooper Companies Analyst Meeting 2008
U.S. % of Total Worldwide Silicone Patients
0%
10%
20%
30%
40%
50%
60%
3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Total Spheres Torics Multifocals
Source: Independent Market Research Data/Management Estimates

28 The Cooper Companies Analyst Meeting 2008
Competitive Shares of Total Silicone Lenses on a TP Basis
15.5%
13.3%
18.0%
13.4%
17.4%
13.8%
12.8%
10.6%
8.0%
6.7%
4.8%
12.7%
21.3%
21.1%
23.9%
22.0%
20.7%
22.2%
29.7%
30.9%
29.3%
34.6%
39.0% 39.2%
0.0%
0.0%
0.0%
0.0% 0.0%
0.0% 0.0%
0.0%
4.4%
3.2%
2.0%
0.2%
58.8%
62.5%
56.0%
64.5%
61.9%
64.0%
57.5%
56.5%
60.1%
57.4%
54.4%
56.0%
0%
10%
20%
30%
40%
50%
60%
70%
3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Bausch Ciba CooperVision J&J
Data on File
Source: Independent Market Research Data/Management Estimates

29 The Cooper Companies Analyst Meeting 2008
Competitive Shares of Silicone Spheres On a TP Basis
0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%
8.0%
11.7%
7.8%
11.6%
8.3%
7.4% 7.4%
5.6%
7.5%
5.5%
8.5%
6.3%
26.2%
26.9%
30.4%
27.8%
25.8%
27.8%
36.4%
37.8%
35.1%
40.4%
44.0%
44.3%
2.7%
0.2%
5.9%
4.1%
60.0%
62.7%
55.3%
64.3%
62.6%
63.9%
56.1%
53.7%
57.4%
54.1%
48.5%
50.3%
0%
10%
20%
30%
40%
50%
60%
70%
3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Bausch Ciba CooperVision J&J
Data on File
Source: Independent Market Research Data/Management Estimates

30 The Cooper Companies Analyst Meeting 2008
Soft Patient Visits - Last 8 Period Trend
7,082
7,239
6,582
6,826
7,029
8,340
6,748
7,060
4,461
4,186
5,359
4,349
4,114
3,918
4,464
4,425
3,000
4,000
5,000
6,000
7,000
8,000
9,000
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Total NF/RF
Source: Independent Market Research Data/Management Estimates

31 The Cooper Companies Analyst Meeting 2008
Total Patient Share Total Soft Lenses – HPR
42.5
42.3
1.6
1.5
13.8 13.8
20.0
19.2
22.9
22.4
0
10
20
30
40
50
Current Quarter Last 12 Months
Bausch & Lomb CIBA CooperVision Vistakon Other
Source: Health Product Research (HPR)

32 The Cooper Companies Analyst Meeting 2008
NF/RF Patient Share Total Soft Lenses – HPR
41.6
41.7
1.6
1.4
15.0
14.1
18.8
19.5
22.4
23.9
0
10
20
30
40
50
Current Quarter Last 12 Months
Bausch & Lomb CIBA CooperVision Vistakon Other
Source: Health Product Research (HPR)

33 The Cooper Companies Analyst Meeting 2008
Easy To Do Business With
0
2
4
6
8
10
Ciba
8.14 8.34 8.09 8.22 8.20
Johnson & Johnson
7.82 7.88 7.97 8.32 8.25
CooperVision
8.04 8.26 8.32 8.40 8.32
Bausch & Lomb
7.89 7.97 7.59 7.57 7.59
mean importance
8.83 8.83 8.83 8.83 8.83
Wave
1
Wave
2
Wave
3
Wave
4
Wave
5
2 2 1 1 1
[Wave 5 N = 323]
Source: Independent Market Research Data/Management Estimates

Global Market Statistics
EMEA
Asia-Pac
15% Monthly:
28% 2-Week:
57% Daily:
50% Monthly:
12% 2-Week:
38% Daily:
Global
27% Monthly:
39% 2-Week:
34% Daily:
Source: Management estimates
34
Modality Breakdown
Americas
25% Monthly:
65% 2-Week:
10% Daily:
CooperVision’s Opportunity is Tremendous –
We Compete In All Segments

DIFFERENTIATE OR DIE
Survival in Our Era of Killer Competition
JACK TROUT
WITH STEVE RIVKIN

35 The Cooper Companies Analyst Meeting 2008
CVI - Keys To Success
We win:
On intangibles
Culture
Flexibility
Approachability
Team
On focus – we market contact lenses
On flexibility – private label
And we continually challenge ourselves to be
different
We tie:
On product portfolio
R&D Pipeline
Manufacturing Technology
We lose:
Consumer awareness

CooperVision Manufacturing Fernando Torre Vice President, Manufacturing

37 The Cooper Companies Analyst Meeting 2008 Global Manufacturing Organization Southampton, UK Rochester, NY Norfolk, Virginia Juana Diaz, Puerto Rico Adelaide, Australia Madrid, Spain

38 The Cooper Companies Analyst Meeting 2008
Global Manufacturing Organization
Hamble
Frequency
Spheres & Torics
Proclear Spheres
Biofinity Spheres
Biofinity Torics
Avaira Spheres
Warrior Close
One Day Spheres
Proclear One Day
Juana Díaz
One Day Spheres
One Day Torics
Proclear One Day
Biomedics Spheres &
Torics
Avaira Spheres
Norfolk
Proclear Spheres,
Torics & Multifocals
Biomedics XC
Biomedics EP
Molding Manufacturing Operations
Scottsville Plant
Lathing
Lathing Manufacturing Operations
UK Lathing BU
Adelaide
Madrid

39 The Cooper Companies Analyst Meeting 2008 Manufacturing Volume by Plant 52% 40% 6% 2% Puerto Rico UK Norfolk Other

40 The Cooper Companies Analyst Meeting 2008
Manufacturing Capacity Trend
728.3
900.9
1001.7
1308
1149.5
0
200
400
600
800
1000
1200
1400
2007 Actual 2008 Actual/Fcst 2009 Budget 2009E Capacity 2010E Capacity

41 The Cooper Companies Analyst Meeting 2008 Manufacturing Productivity Trend 0 1000 2000 3000 4000 5000 6000 7000 2007 2008E 2009E 0 200 400 600 800 1000 1200 Volume (Million Lenses) Total Headcount

42 The Cooper Companies Analyst Meeting 2008
Manufacturing Ramp up for Avaira vs. Biofinity
Year 1 Year 2 Year 3
Avaira Spheres Biofinity Spheres
Note: Volume estimates are based on actual and forecasted production.

CooperVision Research & Development Arthur Back BOptom PhD FAAO Vice President, R&D

44 The Cooper Companies Analyst Meeting 2008
CooperVision
R&D Investment:
Expanded Capability
Pre-2005 2008
Sites Southampton, UK Southampton, UK
Pleasanton,CA
Square Footage 10,000 44,000
Employees 30 115
PhD Level Scientists 2 30
Prototype Manufacturing Lines 1 5
Material Competency 80% external 20% external
Annual Investment (CVI) sub-$10M Approx. $32.5M

proclear 1 day

biofinity
with AQUAFORM™ Comfort Science™
6
CooperVision

AVAIRA
AQUAFORM™ Comfort Science™
AVAIRA™ (6)
BC 8.5
DIA 14.2
PWR -2.25
6
CooperVision

45 The Cooper Companies Analyst Meeting 2008
Proclear 1 Day
Biomedics EP in Omafilcon A
Evolution 1 Day (Japan)
Single use Ocufilcon D toric
Biofinity monthly silicone hydrogel
Avaira 2 week silicone hydrogel
R&D Investment:
Products Developed Since 2005
CooperVision

CooperVision
proclear

proclear 1 day

biofinity™
with AQUAFORM™ Comfort Science™
6
CooperVision

46 The Cooper Companies Analyst Meeting 2008
R&D Investment:
Product Development Focus
Advanced Contact Lens Materials
Advanced Hydrogels
Advanced Silicones
Value-Added Materials
Advanced Designs in Specialty Category
Vision Correction
CooperVision

47 The Cooper Companies Analyst Meeting 2008
R&D Investment:
The Future
Multiple new products anticipated through to 2010
Key specialty products into silicone materials
New materials
Other design/chemistry
Continue focus on developing internal R&D function
CooperVision

Nick Pichotta CEO CooperSurgical Business Unit Update

49 The Cooper Companies Analyst Meeting 2008
Fertility
Clinic
6%
Office
63%
Hospital
31%
CooperSurgical - Overview
CooperSurgical (CSI) develops,
manufactures, and markets medical devices,
diagnostic products and surgical instruments
for gynecologists and obstetricians
Leader of the fragmented US medical
device segment of women’s healthcare
Holds an estimated 9% share of $1.6M
market*
Leader of in-office OB/GYN products
Headquartered in Trumbull, CT
Management team
Nicholas J. Pichotta, CEO
Paul L. Remmell, President & COO
Robert D. Auerbach, M.D., FACOG, SVP
& Chief Medical Officer
* Source: Equity research
Total Employees 555
G&A 43
Sales, Marketing 127
Cust Service, Tech Support 29
Engineering 14
Manufacturing 322
Distribution 20
Revenues by Point of Sale

50 The Cooper Companies Analyst Meeting 2008
17.2
25.4
28.7
30.1
46.4
58.5
71.4
82.0
101.5
108.7
124.8
151.1
165 - 170
0
50
100
150
200
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E
History of CooperSurgical
CSI was founded as a start up subsidiary within COO in 1990
Top line growth every year since 1996
Proven track record of successful M&A execution and integration
Completed 23 acquisitions in the past 10 years
Strong focus on increasing margins through management expertise and superior manufacturing/distribution capabilities
CSI Revenue*
*$ in millions

51 The Cooper Companies Analyst Meeting 2008
Women’s Healthcare Market
Demographic trends through 2025:
Number of women of reproductive age
will grow by 10%
Women between the ages of 45 and 64
will grow by 30%
Impact on visit activity:
Birth-related visits stable
Fertility visits increase
Hysterectomy rates stable
Incontinence visits and surgical
procedures increase
Sterilization rates stable
Management of menopausal symptoms
increase
136,377 Total
40,866 Other
613 Incontinence of urine
936 Infertility screening
1,061 Absence of menstruation
2,065 Genital symptoms
2,643 Urinary tract infection
2,974 Routine Post-partum follow-up
3,028 Abnormal Pap Smears
3,150 Surgery follow-up
4,043 Osteoporosis
5,701 Vaginitis
6,053 Menstrual Disorders
6,607 Female Climacteric (menopause)
14,396 Contraceptive Management
20,175 Gynecologic Examination
22,066 Normal Pregnancy
2006 Visits
(000)
Why Women Visit an
OB/GYN*
*Source:
Verispan PDDA, 2006 top 50 Diagnosis
Source: Independent Market Research Data/Management Estimates

52 The Cooper Companies Analyst Meeting 2008
Procedure Type # of Procedures
(000)
Childbirth 4,100
Pelvic floor surgery 192
Operations on female genital organs 4,058
Oophorectomy and salpingo-oophrectomy 511
Bilateral destruction or occlusion of fallopian tube 662
Hysteroscopy 237
Excision or destruction of lesion or tissue of uterus
and supporting structures
179
Abdominal hysterectomy and hysterectomy not
otherwise specified
407
Vaginal hysterectomy 184
Diagnostic dilation and curettage 475
Key U.S. Hospital Procedures
Source: Independent Market Research Data/Management Estimates

OB/GYN Specialty
Office
Hospital
IVF
Office
Diagnostic
Device
Pharma
Capital Equipment
IVF Centers
Pharma
Media
Devices
Hospital
Neonatal
OB
OR and
Ambulatory
Surgery

53 The Cooper Companies Analyst Meeting 2008
Women’s Healthcare Points of Care
OB/GYN Offices 13,665
Hospitals 4,290
Fertility Clinics 394
Group Practice Profiles:
32,333 13,665 Total
5,738 2,488 Multi-specialty
26,595 11,177 Single Specialty
Number of
OB/GYNS
Number of
Practices
Type of Group
Provider breakdown
Source: Independent Market Research Data/Management Estimates

CooperSurgical
Office Sales 59 reps
ObGyn Offices & Hospital Clinics
Surgical Sales 83 reps
Operating Room & Surgery Centers
Alternate Distribution
Labor & Delivery 40 reps
Distribution Partners
IVF Group
Infertility Centers 5 reps
International IVF Distribution
Canada 6 reps
ObGyn Offices & Hospital Clinics

54 The Cooper Companies Analyst Meeting 2008 CSI Sales Force

55 The Cooper Companies Analyst Meeting 2008
Hospital
31%
Office
63%
Fertility
Clinic
6%
CSI Product Lines by Point of Care
IVF  Competitors Market Share
IVF Product 7 30%
Office Competitors Market Share
Incontinence 3 60%
Colposcopy 4 70%
Gyn Office Instruments 10 10%
Pap Brush 2 90%
Fetal Dopplers & Monitors 5 5%
LEEP Products 10 40%
Endometrial Sampler 7 70%
Hospital/OR Competitors Market Share
Surgical Sterilization 5 15%
Uterine Manipulation 5 50%
Trocar Closure Device 2 70%
Surgical Site Retractor 3 60%
Neonatal Products 4 20%
Vacuum Assisted Delivery 1 30%
Hystersonography Device 4 40%

56 The Cooper Companies Analyst Meeting 2008 Current Product Portfolio: Office HPV Management Uterine Conditions Management Osteoporosis Gynecologic Instruments and Disposables Incontinence Obstetrics

57 The Cooper Companies Analyst Meeting 2008
Current Product Portfolio: Hospital
Uterine Conditions
Management
Surgical Site
Management
Obstetrics
Port Site Closure
Sterilization
Green Surgical Trocars

58 The Cooper Companies Analyst Meeting 2008 Current Product Portfolio: Assisted Reproductive Technologies

59 The Cooper Companies Analyst Meeting 2008
CSI Performance
Revenue details:
15% CAGR from 2005 through 2008E
15% of revenues are international
19 core product categories with over 600
products
Margin Details
Consistent GPM and OM improvements
over the past several years
Other
Minimal CapEx requirements
Significant Free Cash Flow generation
CSI Revenue & Operating Margin*
109
125
155
165-170
18%
19%
19%
20%
0
20
40
60
80
100
120
140
160
180
2005 2006 2007 2008E
16%
17%
18%
19%
20%
21%
22%
*$ in millions
CSI Quarterly Revenue
& Operating Margin*
42.7
39.9
20%
18%
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
Q3 2007 Q3 2008
16%
17%
18%
19%
20%
21%
22%

60 The Cooper Companies Analyst Meeting 2008
Strategies for Growth
Focus on women’s health
Continue to consolidate the market
Advance technologies
Grow hospital and fertility segments
Capitalize on demographic trends

61 The Cooper Companies Analyst Meeting 2008
Key Takeaways
Well established/recognized manufacturer of OB/GYN devices
Dedicated to provide the highest quality of products and service to the
OB/GYN
Highly skilled direct sales force to cover the US office and outpatient hospital markets
Strong sales presence in GYN OR, L&D and Fertility Clinics enhances the relationship with the OB/GYN
Strong pipeline including a new Trocar product

Financial Review & Outlook Gene Midlock Chief Financial Officer

63 The Cooper Companies Analyst Meeting 2008 Six Months – Areas of Focus Six Months Areas of Focus: Free Cash Flow Debt Reduction Enhanced Forecasting Reduction and Leveraging of G&A

64 The Cooper Companies Analyst Meeting 2008
Q4 and 2009 Guidance
Fiscal 4Q08 Guidance*
EPS:  $0.58-$0.64
Revenue: $285M - $295M
Gross Margin:  Approx. 60%
FCF: Positive
ETR:  26.5%
Share Count: 45.3M
No Callouts anticipated
Fiscal 2009*
CapEx:  $125-$140M
ETR:  15-17%
No Callouts anticipated
Additional Guidance on 4Q Earnings Call (Dec. 9)
* As issued on 9/4/08.

65 The Cooper Companies Analyst Meeting 2008
Effective Tax Rate
Annual rate
Fairly consistent – 2008 15 – 17%
Geographic mix
Risk reserve – favorable audit history is decreasing reserves
Quarterly rate volatility – Risk reserve for uncertainties
GAAP requirement as “discrete items”
release of reserves in quarter in which statute of limitations expires, or probability of assessment changes
Setting up of interest reserves on a quarterly basis
Operations in 25 countries, with differing tax laws
FY 2008 “discrete items” by quarter
Q1, $500k.  Q2, $200k.  Q3, ($4.9M)  Q4, $100k
FY 2009 anticipated “discrete items” by quarter
Q1 and Q4, relatively large; Q2 none; Q3, moderate

66 The Cooper Companies Analyst Meeting 2008
Gross Margin Drivers
Product mix
driven by single-use, SiH and specialty lenses
Leveraging manufacturing capability
Gen II conversion
FX
Off-shore sales and manufacturing
Hedging
Off-shore inventory

67 The Cooper Companies Analyst Meeting 2008
Foreign Exchange
Currency Hedges impacted Gross Margins 290 bps in Q3
(non-GAAP)
All contacts designated against COGS
Non-GAAP (USD)
Scenarios Comparison
Q3 (No Hedges) Q3 (COGS)
Revenue 285,884,000        285,884,000
COGS 113,520,753        121,899,000
  Total Q3 172,363,247        163,985,000
  Gross Margin 60.3% 57.4%
  GM Difference -                       2.9%

68 The Cooper Companies Analyst Meeting 2008 Operating Margin Drivers Sales & Marketing Support new product launches Distribution Distribution center consolidation R&D Growing with sales G&A

In Summary

70 The Cooper Companies Analyst Meeting 2008 5 Key Takeaways Depth of management team Well positioned to leverage growth Market leading product lines Integration completed Driving efficiencies

QUESTIONS?

72 The Cooper Companies Analyst Meeting 2008
Contacts:
Robert S. Weiss
President and Chief Executive Officer
Eugene J. Midlock
Senior Vice President and Chief Financial Officer
Albert G. White III
Vice President, Investor Relations & Treasurer
Phone: 925-460-3663
Fax: 925-460-3648
Email: awhite@cooperco.com
Kim Duncan
Director, Investor Relations
Phone: 925-460-3663
Fax: 925-460-3648
Email: kduncan@cooperco.com
The Cooper Companies Contact Info
Corporate Headquarters:
6140 Stoneridge Mall Road, Ste 590
Pleasanton, CA 94588
www.coopercos.com
www.coopervision.com
www.coopersurgical.com